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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2005

HUNTSMAN LLC
(Exact name of registrant as specified in its charter)

Delaware	333-112279	87-0533091
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Huntsman Way Salt Lake City, Utah		84108
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, including Area Code: (801) 584-5700

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement

        On July 11, 2005, Huntsman LLC (the "Company") and HSBC Bank USA, National Association, as Trustee (the "Trustee"), entered into a Supplemental Indenture (the "Unsecured Note Supplemental Indenture"), amending and supplementing the Indenture dated as of June 22, 2004 (the "Unsecured Note Indenture"), between the Company, the Guarantors named therein and the Trustee, relating to the Company's 11 1/2% Senior Notes due 2012 and the Senior Floating Rate Notes due 2011 (together, the "Unsecured Notes"). On July 13, 2005, the Company and the Trustee also entered into a Supplemental Indenture (the "Secured Note Supplemental Indenture" and, with the Unsecured Note Supplemental Indenture, the "Supplemental Indentures") to the Indenture, dated as of September 30, 2003 (the "Secured Note Indenture" and, together with the Unsecured Note Indenture, the "Indentures"), between the Company, the Guarantors named therein and the Trustee, relating to the Company's 11 5/8% Senior Secured Notes due 2010 (the "Secured Notes" and, together with the Unsecured Notes, the "Notes").

        The Supplemental Indentures were adopted in connection with the proposed merger (the "Merger") of the Company and Huntsman International LLC. Although executed on July 11 and July 13, 2005, the amendments contained in the Supplemental Indentures will not become operative until the Merger occurs and certain other conditions are met, including the payment of certain consent payments to holders of the Notes who delivered and did not revoke valid consents to the amendments contained in the Supplemental Indentures prior to the applicable expiration date for the relevant consent solicitation. We cannot give any assurance that the Merger will occur.

        The Supplemental Indentures amend certain of the restrictive covenants in the Indentures, including increasing the size of the secured Credit Facilities basket. In addition, the Secured Indenture will be amended to reflect modifications of collateral arrangements with respect to the Secured Notes. The foregoing summary is not a complete description of the Supplemental Indentures and is qualified in its entirety by reference to the Supplemental Indentures filed as Exhibit 4.1 and 4.2 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

  (c)
  Exhibits

  4.1
  Supplemental Indenture to Indenture relating to 11 1/2% Senior Notes due 2012 and Senior Floating Rate Notes due 2011, among the Company, the Guarantors named therein and HSBC Bank USA, National Association, as Trustee, dated July 11, 2005.

  4.2
  Supplemental Indenture to Indenture relating to 11 5/8% Senior Secured Notes due 2010, among the Company, the Guarantors named therein and HSBC Bank USA, National Association, as Trustee, dated July 13, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN LLC
Date: July 15, 2005	By:	/s/ JOHN HESKETT
	Name:	John Heskett
	Title:	Vice President, Corporate Development and Investor Relations

EXHIBIT INDEX

Exhibit Number	Description
4.1	Supplemental Indenture to Indenture relating to 11 1/2% Senior Notes due 2012 and Senior Floating Rate Notes due 2011, among the Company, the Guarantors named therein and HSBC Bank USA, National Association, as Trustee, dated July 11, 2005.
4.2
Supplemental Indenture to Indenture relating to 11 5/8% Senior Secured Notes due 2010, among the Company, the Guarantors named therein and HSBC Bank USA, National Association, as Trustee, dated July 13, 2005.

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  Item 1.01 Entry into a Definitive Material Agreement
  Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX